Cash flow	6 Months Ended
Jun. 30, 2024
Disclosure Of Cash Flow [Abstract]
Cash flow	Cash Flow
Net cash generated from operating activities
Net cash generated from operating activities in the IFRS cash flows on page 25 includes the following items:

	Six months ended 30 June
	2024	2023
	£m	£m
Profit for the period	4,559	4,035
Taxation on ordinary activities	1,041	1,268
Share of post-tax results of associates and joint ventures	(1,647)	(289)
Net finance costs	305	921
Profit from operations	4,258	5,935
Adjustments for:
– depreciation, amortisation and impairment costs	1,620	480
– increase in inventories	(606)	(357)
– increase in trade and other receivables	(268)	(425)
– decrease in Master Settlement Agreement payable	(868)	(897)
– increase in trade and other payables	321	347
– decrease in retirement benefit liabilities	(17)	(55)
– decrease in other provisions for liabilities	(302)	(535)
– other non-cash items	(16)	29
Cash generated from operating activities	4,122	4,522
Dividends received from associates	196	202
Tax paid	(1,153)	(1,349)
Net cash generated from operating activities	3,165	3,375
Net cash generated from operating activities declined by £210 million, partly due to the final payment in respect of the settlement agreements with the DOJ and OFAC in June 2024 (£267 million) while the prior year benefited from tax credits in Brazil (£264 million).
Included within net cash generated from operating activities were litigation payments of £298 million (30 June 2023: £179 million) which included, in both 2024 and 2023, payments in respect of Engle and, in 2023, payments related to the settlement of the investigation by the Federal Competition and Consumer Protection Commission in Nigeria, as previously disclosed.
Expenditure on research and development was approximately £168 million for the six months to 30 June 2024 (30 June 2023:
£194 million) with a focus on products that could potentially reduce the risk associated with smoking conventional cigarettes.
Net cash from investing activities
Net cash from investing activities was £1,433 million, an improvement of £1,392 million from the same period last year when it was an inflow of £41 million. The improvement was largely due to £1,577 million net proceeds from the partial monetisation of our investment in
ITC partly offset by a net outflow of £107 million (30 June 2023: £110 million net inflow) from short-term investment products, including treasury bills. Purchases of property, plant and equipment were largely in line with 2023, at £116 million (30 June 2023: £110 million).
Included within investing activities is gross capital expenditure. This includes the investment in the Group’s global operational infrastructure (including, but not limited to, the manufacturing network, trade marketing and IT systems). In 2024, the Group invested
£146 million, an increase of 13.0% on the prior year (30 June 2023: £130 million). The Group now expects gross capital expenditure in 2024 of approximately £600 million mainly related to the ongoing investment in the Group’s operational infrastructure, including the expansion of our New Categories portfolio and enhancements to our Modern Oral capacity.
Net cash used in financing activities
Net cash used in financing activities was an outflow of £3,358 million in 2024 (30 June 2023: £3,023 million outflow). The total outflow includes:
–The payment of the dividend of £2,605 million (30 June 2023: £2,479 million);
–Higher interest paid in the period of £889 million (30 June 2023: £855 million), driven by higher interest charges in line with the increase in the Group's average cost of debt;
–The lower net issuance of borrowings in 2024 of £868 million compared to £1,004 million in the six months to 30 June 2023;
–An outflow of £115 million related to derivatives (30 June 2023: outflow of £429 million); and
–In the first six months of 2024, an outflow of £366 million (30 June 2023: £nil) in respect of the 2024 share buy-back programme.